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                                                                    EXHIBIT 10.6

                     INTERNET/TELECOMMUNICATIONS AGREEMENT

     INTERNET/TELECOMMUNICATIONS AGREEMENT, dated May 7, 1999 (this "Agreement"), by and between IDT Corporation, a Delaware corporation ("IDT"), and Net2Phone, Inc., a Delaware corporation ("Net2Phone").

     WHEREAS, Net2Phone is currently a subsidiary of IDT;

     WHEREAS, IDT currently maintains a telecommunication switching infrastructure and network which provides Internet access and Internet telephony services for the customers of IDT and Net2Phone;

     WHEREAS, parties intend that Net2Phone be given an indefeasible right to use parts of IDT's Internet network.

     NOW, THEREFORE, in consideration of the premises and mutual promises and representations contained herein, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto do mutually covenant, stipulate and agree as follows:

Section  1.    Internet Network.
               ----------------
                (a) Existing Network. IDT hereby grants and conveys to Net2Phone an indefeasible right to use and enjoy those equipment items, equipment leases and rights of use and/or access which are part of its existing DS3 network and are described on Exhibit A hereto (the "Existing Network"), such
                                 ---------
grant and conveyance to be effective as of the date hereof. The foregoing grant and conveyance shall terminate as follows: (i) with respect to any part of the Existing Network which will be replaced by the Frontier Network (as defined below), upon Net2Phone exercising its rights set forth in Section 2(a) hereof with respect to such part of the Existing Network; (ii) with respect to any part of the Existing Network, upon the expiration of the respective lease or other agreement set forth in Exhibit A relating to such part of the Existing Network;
                       ---------
(iii) with respect to any part of the Existing Network not sooner terminated pursuant to clauses (i) or (ii) above,...[consider a date certain with renewals; consider whether either party should have the unilateral right to terminate].

     Net2Phone hereby agrees it shall perform all obligations reasonably required of it by IDT and shall do nothing whatsoever in violation of the leases and other agreements set forth on Exhibit A. It is expressly understood that
                                  ---------
IDT retains all obligations to pay rent and/or usage fees in connection with all agreements set forth on Exhibit A.
                        ---------

                (b)  Frontier Network.  Pursuant to a Telecommunications
                     ----------------
Services Agreement, dated September 24, 1998 (the "Frontier Agreement"), by and between IDT and Frontier Communications of the West, Inc. ("Frontier"), IDT has an indefeasible right to use a certain telecommunication network as it is completed and delivered pursuant to the terms and conditions set forth in the Frontier Agreement. IDT hereby

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grants and conveys to Net2Phone an indefeasible right to use and enjoy those parts of such telecommunication network which are described on Exhibit B hereto
                                                               ---------
(the "Frontier Network"), such grant and conveyance to be effective, with respect to those parts of the Frontier Network which have already been completed, delivered and installed, on the date hereof and, with respect to any part of the Frontier Network which has not yet been completed, delivered and installed, on the date such part of the Frontier Network is completed, delivered and installed. The foregoing grant and conveyance with respect to the Frontier Network shall terminate upon the expiration of the Frontier Agreement, in accordance with its terms.

     Net2Phone hereby agrees it shall perform all obligations reasonably required of it by IDT and shall do nothing whatsoever in violation of the Frontier Agreement. It is expressly understood that IDT retains all obligations to pay rent and/or usage fees in connection with the Frontier Agreement.

                (c)  Networking Infrastructure.  IDT hereby grants and conveys
                     -------------------------
to Net2Phone the right to use and enjoy the equipment, equipment leases, co-location agreements and rights of use and/or access primarily located at the backbone points of presence on its Internet network and comprising its networking infrastructure, as more particularly described on Exhibit C
                                                             ---------
hereto (the "Networking Infrastructure Equipment"), for a period of two years commencing on the date hereof.

     Net2Phone hereby agrees that it shall perform all obligations reasonably required of it by IDT and shall do nothing whatsoever in violation of the leases and other agreements set forth on Exhibit C. It is expressly understood that
                                  ---------
IDT retains all obligations to pay rent and/or usage fees in connection with all agreements set forth on Exhibit C.
                        ---------

                (d)  Transit Relationship Agreements.  IDT hereby agrees to
                     -------------------------------
enter into transit relationship agreements with Net2Phone to provide Net2Phone with rights of access substantially identical with those of IDT at the locations set forth on Exhibit D hereto.
             ---------

                (e)  Network Operations Center.  IDT hereby grants and conveys
                     -------------------------
to Net2Phone the right to use and enjoy the equipment, equipment leases and rights of use and/or access and other facilities comprising its Network Operations Center, as more particularly described on Exhibit E hereto (the "NOC
                                                     ---------
Facilities"), for a period of two years commencing on date hereof.

     Net2Phone hereby agrees that upon such grant and conveyance it shall perform all obligations reasonably required of it by IDT and shall do nothing whatsoever in violation of the leases and other agreements set forth on Exhibit
                                                                        -------
E.  It is expressly understood that IDT retains all obligations to pay rent
-
and/or usage fees in connection with all agreements set forth on Exhibit E.  All
                                                                 ---------
IDT employees at the NOC Facilities (listed on Exhibit F hereto) shall be
                                               ---------
transferred to, and become employees of, Net2Phone on the date hereof or as promptly thereafter as is feasible so as to permit an orderly transition.

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                (f)  Maintenance and Support.  With respect to leases and
                     -----------------------
other agreements described in the Exhibits hereto, IDT shall be responsible to cause the other parties to such leases and other agreements to fulfill their respective contractual obligations, including those (if any) relating to the maintenance of equipment or network access, and shall use commercially reasonable efforts to do so. With respect to equipment leased by IDT to which Net2Phone has been given the right of use pursuant to this Agreement, Net2Phone shall reimburse IDT for all costs and expenses incurred by IDT for the maintenance of such equipment to the extent that IDT is contractually obligated for such maintenance. Net2Phone shall also reimburse IDT for all necessary upgrades to such equipment and, to the extent permitted by the respective leases, Net2Phone shall own any upgrades so installed.

                (g)  Equipment Transfers.  To the extent that any equipment
                     -------------------
described on the Exhibits hereto is subject to a lease containing a purchase option which may be exercised during the term of Net2Phone's right to use such item of equipment hereunder, IDT shall exercise such option only upon the direction of, and at the expense of, Net2Phone. Any purchase options which are so exercised shall be exercised exclusively for the account of Net2Phone and IDT shall instruct any lessor to transfer title directly to Net2Phone. In the event that a lessor cannot or will not transfer title directly to Net2Phone upon the exercise of a purchase options, IDT shall take title in its own name and as soon as practicable thereafter transfer title to Net2Phone of any such equipment so acquired for no additional consideration.

                (h)  No Modifications to Third Party Contracts.  With respect
                     -----------------------------------------
to the Frontier Agreement and all the leases and other agreements described on the Exhibits hereto from which IDT derives the rights necessary for Net2Phone to exercise the rights of use granted herein, IDT shall fulfill all of its obligations under such agreements and shall not amend, alter, supplement, terminate, cancel, assign, transfer or otherwise modify any such agreement without the prior written consent of Net2Phone.

                (i)  No Assignment.  This Agreement shall not be construed as
                     -------------
an assignment or as an attempted assignment of any of the leases or other agreements set forth on the Exhibits hereto. To the extent that any transaction contemplated by the provisions of this Agreement requires the consent of a party to the leases or other agreements set forth on the Exhibits hereto (other than IDT), such transaction shall not be effectiveness with respect to such lease or other agreement until such consent has been received.

                (j)  Hosting Service.  It is understood that IDT retains
                     ---------------
primary control over the Internet equipment listed on the Exhibits hereto. Notwithstanding the foregoing, to the extent that IDT requires Net2Phone's assistance in gaining Internet access as a result of Net2Phone exercising the rights to use the equipment and/or access granted to Net2Phone herein, Net2Phone hereby agrees facilitate such access for a period of two years commencing on the date hereof. Following such two year period, Net2Phone's obligation to facilitate IDT's Internet access shall automatically renew for one year periods unless either party has given the other written notice terminating such facilitation 60 days prior to the end of the original two year period or any one year period thereafter.

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As compensation to Net2Phone for facilitating such access, IDT agrees to pay for such usage and services as provided in Section 2(d) hereof.

                (k)  Transfer Pricing.  IDT and Net2Phone agree to route one
                     ----------------
another's telecommunications traffic at the providing party's cost plus 10%, for a period of two years commencing on the date hereof. Following such two year period, such obligation shall automatically renew for one year periods unless either party has given the other written notice terminating such obligation 60 days prior to the end of the original two year period or any one year period thereafter.

                (l)  Network Unavailability.  Each of the parties acknowledges
                     ----------------------
that the Internet network or any of the networks or equipment referred to herein may be unavailable periodically for the purposes of maintenance and/or upgrades. Each of the parties further acknowledges that periodic service outages, known as "brownouts," may occur in connection with the server. Each of the parties shall use all reasonable efforts to minimize any such interruptions and brownouts with respect to equipment or other aspects of the network and network infrastructure which it controls. Each party agrees to hold the other party harmless of any and all losses arising to such party and/or any third parties as a result of "brownouts," service interruptions and server unavailability.

     Each of the parties acknowledges that data stored on the Internet Network may be lost due to accidents or unforeseen circumstances. Each of the parties agrees to make daily backup copies of its own data stored on the Internet Network.

Section  2.    Payments.
-------------  --------

                (a)  Existing Network.  Beginning on the date hereof and
                     ----------------
continuing until the termination in its entirety of the grant and conveyance with respect to the Existing Network, Net2Phone shall reimburse IDT an amount equal to the costs and fees IDT incurs subsequent to the date hereof pursuant to such leases and other agreements, such reimbursement shall be due and payable upon payment by IDT of such costs and fees. As the Frontier Network is completed, delivered and installed, Net2Phone shall have the right to require IDT to terminate, in whole or in part, any or all of the leases and other agreements set forth in Exhibit A, to the extent permitted by such
                        ---------
instruments. To the extent that IDT incurs any termination or cancellation charges as a result of any such lease or contract terminations, Net2Phone shall reimburse IDT for such charges upon demand.

                (b)  Frontier Network.  Pursuant to the Frontier Agreement,
                     ----------------
IDT must pay Frontier certain non-recurring charges for the installation of the Frontier network, some of which IDT has already paid Frontier and the remainder of which IDT will pay Frontier as the network is completed, delivered and installed. Net2Phone shall reimburse IDT for those non-recurring charges incurred (or to be incurred) by IDT with respect to those parts of the Frontier Agreement set forth on Exhibit B hereto, with interest at 9% per annum, in 60
                       ---------
equal monthly payments commencing on _________ __, 1999.

     In addition, beginning on the date hereof and continuing until the termination in

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its entirety of the grant and conveyance with respect to the Frontier Network,
Net2Phone shall reimburse IDT an amount equal to the costs and fees IDT incurs subsequent to the date hereof with respect to the Frontier Network pursuant to the Frontier Agreement (other than the non-recurring charges), such reimbursement shall be due and payable upon payment by IDT of such costs and fees.

                (c)  Networking Infrastructure, Transit Relationships and
                     ----------------------------------------------------
Network Operations Center.  For 24 months commencing on April 1, 1999,
-------------------------
Net2Phone shall pay to IDT $50,000 per month as compensation for the rights of usage and enjoyment with respect to the Networking Infrastructure Equipment (as set forth in Section 1(c) hereof) and the NOC Facilities (as set forth in
Section 1(e) hereof) and for the Transit Relationship Agreements (as described in Section 1(d) hereof). Upon the expiration of Net2Phone's rights to use and enjoy the Networking Infrastructure Equipment and NOC Facilities pursuant to Sections 1(c) and (e) hereof, IDT hereby grants to Net2Phone the right to purchase from IDT at fair market value any such items of equipment then owned by IDT (excluding any items temporarily in the name of IDT pursuant to Section 1(g) hereof).

                (d)  Internet Usage and Services.  During the period set forth
                     ---------------------------
in Section 1(j) hereof, IDT shall pay on the first day of each month (i) for each of IDT's dial-up Internet customers, $1.00 and (ii) for each of IDT's dedicated-line Internet customers, the lesser of $100.00 or 20% of the fee that IDT charges such customer. Additionally, in the case of IDT's dedicated-line customers, IDT shall pay Net2Phone 25% of all installation fees charged such customers by IDT.

Section  3.    Ownership of Equipment and Intellectual Property.
               ------------------------------------------------

     [to be provided following the Company's completion of Exhibit A and B]

Section  4.    Termination.
               -----------

                (a) Except as specifically set forth in this Agreement, this Agreement may not be terminated except by the mutual agreement of the parties in writing.

                (b) Sections 3 and 4 shall survive termination of this Agreement.

Section  5.    Miscellaneous.
               -------------

                (a) This Agreement may not be transferred or assigned by either party, whether voluntarily or by operation of law, without the prior written consent of the other. This Agreement shall inure to the benefit of and be binding upon all permitted successors and assigns.

                (b) This Agreement shall be governed by the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of law) as to all matters, including, but not limited to, matters of validity, construction, effect, performance and remedies.

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                (c)  This Agreement may be executed in counterparts, each of which shall constitute an original and both of which together shall be deemed to be one and the same instrument.

                (d) All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or by facsimile transmission or mailed (certified or registered mail, postage prepaid, return receipt requested):

          If to IDT, to:        IDT Corporation
                                190 Main Street
                                Hackensack, New Jersey  07601
                                Attention:  Chief Financial Officer
                                Fax No.:  (201) 907-5165

          If to Net2Phone, to:  Net2Phone, Inc.
                                171 Main Street
                                Hackensack, New Jersey  07601
                                Attention:  Chief Financial Officer
                                Fax No.:  (201) 907-5351

or to such other person or address as any party shall specify by notice in writing to the other party. All such notices, requests, demands, waivers and communications shall be deemed to have been received on the date on which hand delivered, upon transmission of the facsimile transmission by the sender and issuance by the transmitting machine of a confirmation slip confirming that the number of pages constituting the notice have been transmitted without error, or on the third business day following the date on which so mailed, except for a notice of change of address, which shall be effective only upon receipt thereof. In the case of a notice sent by facsimile transmission, the sender shall contemporaneously mail a copy of the notice to the addressee at the address provided for above. However, such mailing shall in no way alter the time at which the facsimile notice is deemed received. In no event shall the provision of notice pursuant to this Section 5(d) constitute notice for service of process.

                (e) This Agreement contains the entire understanding of the parties hereto with respect to its subject matter. This Agreement supersedes all prior agreements and understandings, oral or written, with respect to its subject matter.

                (f) In the event that any one or more of the provisions contained herein is held invalid or unenforceable in any respect, the parties shall negotiate in good faith with a view toward substituting therefor a suitable and equitable solution in order to carry out the intent and purpose of such invalid provision; provided, however, that the validity and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

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                (g)  The Section headings contained in this Agreement are for reference only and shall not affect the meaning or interpretation of this Agreement.

                (h) Any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination or validity hereof, or any transaction contemplated hereby shall be settled in accordance with the procedures set forth in Article VIII of the Separation Agreement, dated as of May 7, 1999, by and between IDT and Net2Phone, as if such Article VIII were set forth herein in its entirety.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

                              IDT CORPORATION

                              By: /s/ Hal Brecher
                                  -----------------------------------------
                              Name: Hal Brecher
                              Title: COO


                              NET2PHONE, INC.

                              By: /s/Howard Balter
                                  -----------------------------------------
                              Name: Howard S. Balter
                              Title: CEO

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